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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K



                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                         Date of Report:  March 1, 1994



                         Commission File Number 1-4238


                               LORAL CORPORATION
                                600 Third Avenue
                           New York, New York  10016
                           Telephone:  (212) 697-1105


                       State of incorporation:  New York


                     IRS identification number:  13-1718360
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ITEM 2:   ACQUISITION OF ASSETS

On March 1, 1994, the Registrant completed its acquisition of Federal Systems Company, a division of International Business Machines Corporation ("IBM"), for $1,503,500,000 in cash, not including acquisition expenses, through a newly formed subsidiary Loral Federal Systems Company ("LFSC").

LFSC, headquartered in Bethesda, Maryland, is a leading systems integrator and supplier of advanced information technology products and services to defense and non-defense agencies worldwide. (See "Business Description - Acquired Businesses").

The purchase price was determined through arm's length bargaining between the Registrant and IBM. The acquisition, effective January 1, 1994, was financed through commercial paper borrowings, which are supported by the Registrant's revolving credit agreements.

Business Description - Acquired Businesses

LFSC designs, develops, manufactures and integrates avionic systems, general purpose processors, and electronic support systems. Programs include the U.S. Navy's LAMPS MK III helicopter system for anti-submarine and anti-surface warfare and airborne early detection as well as a similar program for the United Kingdom's Ministry of Defense, the EH-101/Merlin. LFSC's systems integration projects include the U.S. Army's modernization of its information systems infrastructure.

LFSC is providing advanced avionics systems for the MC-130H Combat Talon II, the U.S. Air Force's Special Operations Forces aircraft. In addition, LFSC is producing the new VHSIC based central computer for the U.S. F-15 fighter. LFSC is a major producer of electronic support measures systems ("ESM") and is currently producing the defensive ESM subsystem for the B-2 bomber.

LFSC provides advanced technology systems which integrate hardware, software and peripherals. LFSC is the prime contractor for the U.S. Army's distributed interactive simulation training system, the Close Combat Tactical Trainer ("CCTT"). LFSC's Command and Data Processing program for the Space Division of the U.S. Air Force Systems Command will upgrade the Air Force's satellite control facilities.

LFSC provides systems design, analysis and integration to a broad array of Federal government agencies including the U.S. Treasury





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Department, the U.S. Postal Service and the Internal Revenue Service.

LFSC is a recognized leader in designing and developing air traffic control systems. Currently, LFSC is developing the Advanced Automation System for the Federal Aviation Administration, which is a complete modernization of the U.S. air traffic control system. LFSC is also upgrading the United Kingdom's air traffic control system, the New EnRoute Centre and is in the final phase of implementing an advanced air traffic control system in Taiwan.


ITEM 7:   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

a. As of the date of this Report, it is impracticable for the Registrant to file audited financial statements of the acquired businesses. The Registrant will file the required financial statements under cover of Form 8-K/A as soon as practicable but, in any event, not later than 60 days after this Report on Form 8-K is required to be filed.

b. As of the date of this Report, it is impracticable for the Registrant to file any of the pro forma financial information required to be filed. The Registrant will file the required pro forma financial information under cover of Form 8-K/A as soon as practicable but, in any event, not later than 60 days after this Report on Form 8-K is required to be filed.

                                             Filed herewith (-)
                                             or incorporated
c.   Exhibits                                by reference

     10.1   Asset Purchase Agreement         Current Report on
            between Loral Corporation        Form 8-K dated
            and International Business       December 12, 1993,
            Machines Corporation dated       Exhibit 10.1.
            as of December 12, 1993;
            and letter dated December
            13, 1993.

     10.2   Certain letters relating to               -
            the Asset Purchase
            Agreement between Loral
            Corporation and
            International Business
            Machines Corporation dated
            December 21, 1993 through
            March 1, 1994.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        LORAL CORPORATION
                                        --------------------
                                        Registrant


Date:     March 15, 1994                MICHAEL B. TARGOFF
                                        --------------------
                                        Michael B. Targoff
                                        Senior Vice President
                                        and Secretary





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                                EXHIBIT INDEX


                                             Filed herewith (-)
                                             or incorporated
                                             by reference
                                             ------------------

     10.1   Asset Purchase Agreement         Current Report on
            between Loral Corporation        Form 8-K dated
            and International Business       December 12, 1993,
            Machines Corporation dated       Exhibit 10.1.
            as of December 12, 1993;
            and letter dated December
            13, 1993.

     10.2   Certain letters relating to               -
            the Asset Purchase
            Agreement between Loral
            Corporation and
            International Business
            Machines Corporation dated
            December 21, 1993 through
            March 1, 1994.